REGULATION	12 Months Ended
Sep. 30, 2020
Regulated Operations [Abstract]
REGULATION
4. REGULATION

The EDECA is the legal framework for New Jersey’s public utility and wholesale energy landscape. NJNG is required, pursuant to a written order by the BPU under EDECA, to open its residential markets to competition from third-party natural gas suppliers. Customers can choose the supplier of their natural gas commodity in NJNG’s service territory.

As required by EDECA, NJNG’s rates are segregated into two primary components: the commodity portion, which represents the wholesale cost of natural gas, including the cost for interstate pipeline capacity to transport the natural gas to NJNG’s service territory; and the delivery portion, which represents the transportation of the commodity portion through NJNG’s natural gas distribution system to the end-use customer. NJNG does not earn utility gross margin on the commodity portion of its natural gas sales. NJNG earns utility gross margin through the delivery of natural gas to its customers, regardless of whether it or a third-party supplier provides the wholesale natural gas commodity.

Under EDECA, the BPU is required to audit the state’s energy utilities every two years. The primary purpose of the audit is to ensure that utilities and their affiliates offering unregulated retail services do not have an unfair competitive advantage over nonaffiliated providers of similar retail services. A combined competitive services and management audit of NJNG commenced in August 1, 2013. A draft management audit report was accepted by the BPU on July 23, 2014, for public comment. To date, NJNG has implemented all audit recommendations with the approval of BPU staff and is waiting for final BPU approval.

NJNG is subject to cost-based regulation; therefore, it is permitted to recover authorized operating expenses and earn a reasonable return on its utility capital investments based on the BPU’s approval. The impact of the ratemaking process and decisions authorized by the BPU allows NJNG to capitalize or defer certain costs that are expected to be recovered from its customers as regulatory assets, and to recognize certain obligations representing amounts that are probable future expenditures as regulatory liabilities in accordance with accounting guidance applicable to regulated operations.

NJNG’s recovery of costs is facilitated through its base rates, BGSS and other regulatory tariff riders. NJNG is required to make an annual filing to the BPU by June 1 of each year for review of its BGSS, CIP and other programs and related rates. Annual rate changes are requested to be effective at the beginning of the following fiscal year. The current base rates include a weighted average cost of capital of 6.95 percent and a return on common equity of 9.6 percent. In addition, NJNG is permitted to request approval of certain rate or program changes. All rate and program changes are subject to proper notification and BPU review and approval.
Regulatory assets and liabilities included on the Consolidated Balance Sheets as of September 30, are composed of the following:

(Thousands)	2020	2019
Regulatory assets-current
New Jersey Clean Energy Program	$15,570	$15,468
Conservation Incentive Program	19,120	3,371
Underrecovered natural gas costs	—	9,506
Derivatives at fair value, net	—	4,526
Other current regulatory assets	1,682	—
Total current regulatory assets	$36,372	$32,871
Regulatory assets-noncurrent
Environmental remediation costs:
Expended, net of recoveries	$36,516	$38,351
Liability for future expenditures	150,590	131,080
Deferred income taxes	28,241	19,631
Derivatives at fair value, net	1	486
SAVEGREEN	21,281	10,201
Postemployment and other benefit costs	188,170	212,461
Deferred storm damage costs	6,515	8,687
Cost of removal	75,080	65,660
Other noncurrent regulatory assets	20,068	10,080
Total noncurrent regulatory assets	$526,462	$496,637
Regulatory liability-current
Overrecovered natural gas costs	$25,914	$—
Derivatives at fair value, net	274	—
Total current regulatory liabilities	$26,188	$—
Regulatory liabilities-noncurrent
Tax Act impact (1)	$195,425	$200,417
Derivatives at fair value, net	352	—
New Jersey Clean Energy Program	—	197
Other noncurrent regulatory liabilities	509	1,821
Total noncurrent regulatory liabilities	$196,286	$202,435
(1)Reflects the re-measurement and subsequent amortization of NJNG's net deferred tax liabilities as a result of the change in federal tax rates enacted in the Tax Act.

Regulatory assets at Adelphia Gateway, not included in the table above, total $158,000 and $997,000 in current and noncurrent, respectively, and is comprised primarily of the tax benefit associated with the equity component of AFUDC as of September 30, 2020. Recovery of regulatory assets is subject to FERC approval.

New Jersey Clean Energy Program

The NJCEP is a statewide program that encourages energy efficiency and renewable energy. Funding amounts are determined by the BPU’s Office of Clean Energy and all New Jersey utilities are required to share in the annual funding obligation. The current NJCEP program is for the State of New Jersey’s fiscal year ending June 2021. NJNG recovers the costs associated with its portion of the NJCEP obligation through its NJCEP rider, with interest.

Over and Underrecovered Natural Gas Costs

NJNG recovers its cost of natural gas through the BGSS rate component of its customers’ bills. NJNG’s cost of natural gas includes the purchased cost of the natural gas commodity, fees paid to pipelines and storage facilities, adjustments as a result of BGSS incentive programs and hedging transactions. Overrecovered natural gas costs represent a regulatory liability that generally occurs when NJNG’s BGSS rates are higher than actual costs and requests approval to be returned to customers including interest, when applicable, in accordance with NJNG’s approved BGSS tariff. Conversely, underrecovered natural gas costs generally occur during periods when NJNG’s BGSS rates are lower than actual costs, in which case NJNG records a regulatory asset and requests amounts to be recovered from customers in the future.
Derivatives

Derivatives are utilized by NJNG to manage the price risk associated with its natural gas purchasing activities and to participate in certain BGSS incentive programs. The gains and losses associated with NJNG’s derivatives are recoverable through its BGSS, as noted above, without interest. See Note 5. Derivative Instruments.

Conservation Incentive Program

The CIP permits NJNG to recover utility gross margin variations related to customer usage resulting from customer conservation efforts and mitigates the impact of weather on its margin. Such utility gross margin variations are recovered in the year following the end of the CIP usage year, without interest, and are subject to additional conditions, including an earnings test, a revenue test and an evaluation of BGSS-related savings. This program has no expiration date.

Environmental Remediation Costs

NJNG is responsible for the cleanup of certain former gas manufacturing facilities. Actual expenditures are recovered from customers, with interest, over seven-year rolling periods, through a RAC rate rider. Recovery for NJNG’s estimated future liability will be requested and/or recovered when actual expenditures are incurred. See Note 15. Commitments and Contingent Liabilities.

Deferred Income Taxes

Upon adoption of a 1993 provision of ASC 740, Income Taxes, NJNG recognized a transition adjustment and corresponding regulatory asset representing the difference between NJNG’s existing deferred tax amounts compared with the deferred tax amounts calculated in accordance with the change in method prescribed by ASC 740. NJNG recovers the regulatory asset associated with these tax impacts through future base rates, without interest.

SAVEGREEN

NJNG administers certain programs that supplement the state’s NJCEP and that allow NJNG to promote clean energy to its residential and commercial customers, as described further below. NJNG will recover related expenditures and a weighted average cost of capital on the unamortized balance through a tariff rider, with interest, as approved by the BPU, over a two- to 10-year period depending upon the specific program incentive.

Postemployment and Other Benefit Costs

Postemployment and Other Benefit Costs represents NJNG’s underfunded postemployment benefit obligations, as well as a fiscal 2010 tax charge resulting from a change in the deductibility of federal subsidies associated with Medicare Part D, both of which are deferred as regulatory assets and are recoverable, without interest, in base rates. The BPU approved the recovery of the tax charge through NJNG’s base rates effective October 2016 over a seven-year amortization period. See Note 11. Employee Benefit Plans.

Deferred Storm Damage Costs

Portions of NJNG’s distribution system incurred significant damage as a result of Post-Tropical Cyclone Sandy in October 2012. NJNG deferred the uninsured incremental O&M costs associated with its restoration efforts, which were approved for recovery by the BPU through NJNG’s base rates, without interest, effective October 2016 over a seven-year amortization period.

Cost of Removal

NJNG accrues and collects for cost of removal in base rates on its utility property, without interest. These costs are recorded in accumulated depreciation for regulatory reporting purposes, and actual costs of removal, without interest, will be recovered in subsequent rates, pursuant to the BPU order. Consistent with GAAP, amounts recorded within accumulated depreciation for regulatory accounting purposes are reclassified out of accumulated depreciation to either a regulatory asset or a regulatory liability depending on whether actual cost of removal is still subject to collection or amounts overcollected will be refunded back to customers. NJNG’s prior regulatory liability represented customer collections in excess of actual expenditures, which the Company returned to customers as a reduction to depreciation expense.
Other Regulatory Assets

Other regulatory assets consist primarily of deferred costs associated with certain components of NJNG’s SBC, as discussed further in the regulatory proceedings section, and NJNG’s compliance with federal- and state-mandated PIM provisions. NJNG’s related costs to maintain the operational integrity of its distribution and transmission main are recoverable, without interest, subject to BPU review and approval. As of September 30, 2020, NJNG recorded $1.8 million of PIM in other regulatory assets, which is being recovered through base rates over a seven-year amortization period effective October 2016.
The following is a description of certain regulatory proceedings during fiscal 2019 and 2020:

In March 2019, NJNG filed a base rate case with the BPU requesting a natural gas revenue increase of $128.2 million, including a change in the Company’s overall rate of return on rate base to 7.87 percent. NJNG is also seeking permission to request recovery for SRL in a future filing, upon completion of the project. On July 2, 2019, the Company filed an update with actual information through May 31, 2019, which reflected a revenue increase of $129.8 million. In September 2019, the Company filed a second update with actual information through August 31, 2019, which reflected a revenue increase of $134.3 million. On November 13, 2019, the BPU issued an order adopting a stipulation of settlement approving a $62.2 million increase to base rates, which were effective on November 15, 2019. The increase includes an overall rate of return on rate base of 6.95 percent, return on common equity of 9.6 percent, a common equity ratio of 54 percent and a depreciation rate of 2.78 percent.

BGSS and CIP

BGSS rates are normally revised on an annual basis. In addition, to manage the fluctuations in wholesale natural gas costs, NJNG has the ability to make two interim filings during each fiscal year to increase residential and small commercial customer BGSS rates on a self-implementing and provisional basis. NJNG is also permitted to refund or credit back a portion of the commodity costs to customers at any time given five days’ notice when the natural gas commodity costs decrease in comparison to amounts projected or to amounts previously collected from customers. Concurrent with the annual BGSS filing, NJNG files for an annual review of its CIP. NJNG’s annual BGSS and CIP filings are summarized as follows:

•2018 BGSS/CIP filing — In April 2019, the BPU approved NJNG’s annual petition on a final basis to maintain its BGSS rate for residential and small commercial customers and increase its balancing charge rate, resulting in a $10.3 million increase to the annual revenues credited to BGSS, as well as changes to the CIP rates, which resulted in a $30.9 million annual recovery decrease effective October 2018.

•On December 28, 2018, NJNG notified the BPU that it will increase the BGSS rate, effective February 1, 2019, resulting in an estimated $10.9 million increase to the revenues credited to BGSS from February through September 30, 2019.

•2019 BGSS/CIP filing — On March 27, 2020, the BPU approved, on a final basis, NJNG’s annual petition to modify its BGSS, balancing charge and CIP rates. The rate changes resulted in a $17.6 million decrease to the annual revenues credited to BGSS and a $15.6 million annual increase related to its balancing charge, as well as changes to CIP rates, which resulted in a $10.6 million annual recovery increase, effective October 1, 2019.

•2020 BGSS/CIP filing — On September 9, 2020, the BPU approved NJNG’s annual petition to modify its BGSS, balancing charge and CIP rates for residential and small commercial customers. The rate changes will result in a $20.4 million decrease to the annual revenues credited to BGSS, a $3.8 million annual decrease related to its balancing charge, as well as changes to CIP rates, which will result in a $16.5 million annual recovery increase, effective October 1, 2020.

BGSS Incentive Programs

NJNG is eligible to receive financial incentives for reducing BGSS costs through a series of utility gross margin-sharing programs that include off-system sales, capacity release and storage incentive programs. The Company is permitted to annually propose a process to evaluate and discuss alternative incentive programs, should performance of the existing incentives or market conditions warrant re-evaluation.
Energy Efficiency Programs

SAVEGREEN conducts home energy audits and provides various grants, incentives and financing alternatives, which are designed to encourage the installation of high efficiency heating and cooling equipment and other upgrades to promote energy efficiency to its residential and commercial customers while stimulating state and local economies through the creation of jobs. Depending on the specific initiative or approval, NJNG recovers costs associated with the programs over a three- to 10-year period through a tariff rider mechanism. As of September 30, 2020, the BPU approved total SAVEGREEN investments of approximately $354.3 million, including $135 million that was approved in September 2018, for a continuation of existing EE programs and the implementation of new programs through December 2021.

On September 25, 2020, NJNG filed a petition with the BPU for an additional three-year SAVEGREEN program consisting of approximately $127 million of direct investment, $113 million in financing options, and approximately $23 million in operation and maintenance expenses, to be effective July 1, 2021. SAVEGREEN investments and costs are filed with the BPU on an annual basis. NJNG’s annual EE filings are summarized as follows:

•2018 EE filing — On December 18, 2018, the BPU approved a decrease in NJNG's EE recovery rate reflecting actual costs incurred through September 30, 2018, which resulted in an annual recovery of approximately $8.8 million, effective January 1, 2019.

•2019 EE filing — On October 25, 2019, the BPU approved an increase in NJNG's EE recovery rate, which resulted in an annual recovery of approximately $11.3 million, effective November 1, 2019.

•2020 EE filing — On May 29, 2020, NJNG filed a petition with the BPU to minimally decrease its EE recovery rate. Throughout the course of the proceeding, the Company updated the filing for additional actual information. Based on the updated information, the BPU approved the request to maintain its existing rate, which will result in an annual recovery of approximately $11.4 million, effective November 1, 2020.

Societal Benefits Charge

The SBC is comprised of three primary riders that allow NJNG to recover costs associated with USF, which is a permanent statewide program for all natural gas and electric utilities for the benefit of income-eligible customers, MGP remediation and the NJCEP. NJNG has submitted the following filings to the BPU, which include a report of program expenditures incurred each program year:

•2018 SBC filing — In September 2018, the BPU approved NJNG’s annual USF compliance filing to increase the statewide USF rate, which resulted in a $1 million annual increase, effective October 1, 2018. In March 2019, the BPU approved NJNG’s annual SBC application requesting recovery of remediation expenses incurred through June 30, 2018, an increase in the RAC of approximately $1.4 million annually, and an increase to the NJCEP factor, which resulted in an annual increase of approximately $1.9 million, effective April 1, 2019.

•2019 SBC filing — On June 24, 2019, NJNG filed its annual USF compliance filing proposing an increase to the statewide USF rate, which will result in the annual recovery increasing by $1.2 million, effective October 1, 2019. On September 27, 2019, NJNG filed its annual SBC application requesting to recover remediation expenses including an increase in the RAC, of approximately $1.4 million annually and an increase to the NJCEP factor, which resulted in an annual increase of approximately $3.3 million, effective April 1, 2020. On March 16, 2020, a stipulation was signed in NJNG's annual SBC application which included an increase in the RAC rate of $1.2 million annually and a decrease to the NJCEP factor of $600,000. The BPU approved the stipulation on September 9, 2020, effective October 1, 2020.

•2020 USF filing — On June 25, 2020, NJNG filed its annual USF compliance filing proposing a decrease to the statewide USF rate, decreasing the annual recovery by approximately $400,000. On September 23, 2020, the BPU approved the decrease, effective October 1, 2020.

•2020 SBC filing — On September 29, 2020, NJNG filed its annual SBC application requesting to recover remediation expenses including an increase in the RAC, of approximately $1.3 million annually and an increase to the NJCEP factor, which will result in an annual increase of approximately $6 million, effective April 1, 2021.
Infrastructure Programs

NJNG has significant annual capital expenditures associated with the management of its natural gas distribution and transmission system, including new utility plant for customer growth and its associated PIM and infrastructure programs. NJNG continues to implement BPU-approved infrastructure projects that are designed to enhance the reliability of NJNG’s natural gas distribution system, including SAFE and NJ RISE.

SAFE/NJ RISE

The SAFE program replaces portions of NJNG’s natural gas distribution unprotected steel, cast iron infrastructure and associated services to improve the safety and reliability of the natural gas distribution system. SAFE I was approved to invest up to $130 million, exclusive of AFUDC, over a four-year period. SAFE II was approved to invest up to $200 million, excluding AFUDC, over a five-year period. NJNG will recover approximately $157.5 million through annual rate filings, with the remainder recovered through subsequent rate cases. As a condition of approval of the program, NJNG was required to file a base rate case no later than November 2019 and satisfied this requirement with its March 29, 2019 base rate case filing.

NJ RISE consists of six capital investment projects estimated to cost $102.5 million over a five-year period, excluding AFUDC, for natural gas distribution storm-hardening and mitigation projects, along with incremental depreciation expense. NJ RISE includes a weighted average cost of capital that ranges from 6.74 percent to 6.9 percent and a return on equity of 9.75 percent. Requests for recovery of future NJ RISE capital costs will occur in conjunction with SAFE II.

On September 17, 2018, the BPU approved NJNG’s petition requesting a base rate increase of $6.8 million annually for the recovery of SAFE II and NJ RISE capital investment costs related to the 12 months ending June 30, 2018, effective October 1, 2018. On September 27, 2019, the BPU approved NJNG’s annual petition requesting a base rate increase of $7.8 million, effective October 1, 2019.

On March 30, 2020, NJNG filed a petition with the BPU requesting a base rate increase of approximately $7.4 million for the recovery associated with NJ RISE and SAFE II capital investments cost of approximately $57.9 million made through June 30, 2020. On July 24, 2020, the Company updated this filing for actual information through June 30, 2020 and the revised rate increase requested is $7.1 million based on $55.1 million of actual capital investments. On September 9, 2020, the BPU approved the increase, effective October 1, 2020.

Southern Reliability Link

The SRL is an approximately 30-mile, 30-inch transmission main designed to support improved system reliability and integrity in the southern portion of NJNG’s service territory. All approvals required for the completion of the project have been received and construction began in December 2018.

Infrastructure Investment Program

On February 28, 2019, NJNG filed a petition with the BPU seeking authority to implement a five-year IIP. The IIP consists of two components, transmission and distribution investments and information technology replacement and enhancements. The total investment for the IIP is approximately $507 million. Upon approval from the BPU, investments will be recovered through annual filings to adjust base rates. On October 28, 2020, the BPU approved the Company’s transmission and distribution component of the IIP for $150 million over five years, effective November 1, 2020. The recovery of information technology replacement and enhancements, that was included in the original IIP filing, will be included as part of base rate filings as projects are placed in service.

Other Filings

COVID-19

On July 2, 2020, the BPU issued an order which authorized New Jersey utilities to create a regulatory asset by deferring incremental COVID-19 related costs and required a related quarterly report be filed for the COVID-19-related costs and savings incurred. Utilities must file petition by later of December 31, 2021, or within 60 days of the close of the regulatory asset period and rate recovery can be addressed in the filing or the utility may request consideration be deferred to future rate case. Any potential rate recovery and the appropriate period of recovery, will be addressed through that filing, or may request a deferral of rate recovery for a future base rate case.
The Tax Act

On December 22, 2017, the Tax Act was signed into law, which resulted in a reduction in the federal corporate tax rate. As a result, NJNG recorded a regulatory liability, which included the revaluation of its deferred income taxes and the accounting of the income tax effects on the revaluation.

On January 31, 2018, the BPU issued an Order which directed New Jersey utilities to submit filings to the BPU by March 2, 2018, to propose the prospective change in base rates as a result of the Tax Act to be effective April 1, 2018, the method to return to customers the overcollection of taxes in base rates from January 1, 2018, through March 31, 2018, and an outline of the method by which the excess deferred taxes would be returned to customers. The excess deferred taxes are primarily related to timing differences associated with utility plant depreciation and are subject to IRS normalization rules, which require amortization over the remaining life of the utility plant.

As a result of the changes associated with the Tax Act, NJNG recorded a decrease in its net deferred tax liability of $228.4 million, which included $164.3 million for the revaluation of its deferred income taxes and $64.1 million for the accounting of the income tax effects on the revaluation of those deferred income taxes. These amounts were recorded as a regulatory liability on the Consolidated Balance Sheets. On March 1, 2018, NJNG submitted its required filing to the BPU proposing a $19.7 million base rate reduction and customer refunds of approximately $31 million, which is inclusive of state sales tax and interest at the Company’s short-term debt rate as specified in the Company’s last base rate case. On March 26, 2018, the BPU approved, on an interim basis, the $19.7 million rate reduction, effective April 1, 2018. On May 22, 2018, the BPU approved final rates and customer refunds of the $31 million. These credits were returned to customer accounts in June 2018. As of September 30, 2020, the regulatory liability included excess deferred income taxes of $195 million, which requires amortization over the remaining life of the utility plant consistent with IRS normalization principles.